Exhibit 10.10

NEITHER THIS SECURITY NOR THE SECURITIES THAT MAY BE CONVERTED (SOLELY UPON AN EVENT OF DEFAULT IN THE ISSUER’S REPAYMENT OBLIGATIONS HEREUNDER) HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANIES.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: January 25, 2022	Principal Amount: $90,000

10% PROMISSORY NOTE

THIS IS A 10% PROMISSORY NOTE of Applied Minerals, Inc. (the “Company”), a Delaware Corporation, having its principal place of business at 1200 Silver City Road PO Box 432 Silver City, UT 84628 (this “Note”), which represents a duly authorized and validly issued debt of the Company.

FOR VALUE RECEIVED, the Company hereby promises to pay to the order of Coventry Enterprises LLC, a Delaware Limited Liability Company, (the “Holder”), or its registered assigns, the principal sum of  ninety thousand ($90,000.00) (the “Principal Amount”) and “Guaranteed Interest” thereon at the rate of ten percent (10.00%) per annum for the 12 months from and after the Original Issue Date (notwithstanding the twelve-month term of this Note for an aggregate Guaranteed Interest of fifteen thousand dollars ($15,000), all of which Guaranteed Interest shall be deemed earned as of the date hereof.  The Principal Amount and the Guaranteed Interest shall be due and payable in seven equal monthly payments (each, a “Monthly Payment”) of fourteen thousand one hundred and forty two dollars and fifty cents ($14,142.50), commencing on June 2, 2022 and continuing on the 2nd day of each month thereafter (each, a “Monthly Payment Date”) until paid in full not later than January 2, 2023.(the “Maturity Date”), or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay such other interest to the Holder on the aggregate unconverted and then outstanding Principal Amount of this Note in accordance with the provisions hereof.

Notwithstanding anything contained herein, this Note shall bear interest on the aggregate unpaid Principal Amount and Guaranteed Interest from and after the occurrence and during the continuance of an Event of Default pursuant to Section 7(a) at the rate (the “Default Rate”), which shall be equal to (i) the lesser of eighteen percent (18%) per annum or (ii) the maximum rate permitted by law.  Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs; then to any unpaid fees; then to any unpaid “Default Rate” interest; and any remaining amount shall be applied first to any unpaid Guaranteed Interest and then to any unpaid Principal Amount.  Notwithstanding the Monthly Payment Dates, payment of “Default Rate” interest shall be due and payable by the Company to the Holder on the last day of each calendar month during which Default Rate interest accrued.

1

This Note is subject to the following additional provisions:

Upon the execution and delivery of this Note, the sum of seventy five thousand Dollars ($75,000.00) shall be remitted and delivered to, or on behalf of, the Company. Fifteen Thousand Dollars. ($15,000.00) shall be retained by the Holder through an Original Issue Discount for due diligence, administration, origination, legal fees and for documentation preparation fees.

Section 1.           Definitions.  For the purposes hereof, the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 6(f).

“Alternative Conversion Price” shall have the meaning set forth in Section 6(b).

“Base Conversion Price” shall have the meaning set forth in Section 6(c).

“Bankruptcy Event” means any of the following events: (a) the Company (as such term is defined in Rule 1-02(w) of Regulation S-X thereof) commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company , (b) there is commenced against the Company any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company  suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company  makes a general assignment for the benefit of creditors, (f) the Company  calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 5(d).

“Buy-In” shall have the meaning set forth in Section 5(c)(v).

“Calculated Conversion Price” shall have the meaning set forth in Section 5(b).

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Company (other than in connection with any conversion of this Note); (b) the Company merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than fifty percent (50%) of the aggregate voting power of the Company or the successor entity of such transaction; (c) the Company sells or transfers all or substantially all of its assets to another Person and the stockholders of the Company immediately prior to such transaction own less than fifty percent (50%) of the aggregate voting power of the acquiring entity immediately after the transaction; (d) a replacement at one time or within a three year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the date hereof); or (e) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

2

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant, or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion” shall have the meaning ascribed to such term in Section 5.

“Conversion Date” shall have the meaning set forth in Section 5(a).

“Conversion Schedule” means the Conversion Schedule in the form of Schedule 1 attached hereto.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of this Note in accordance with the terms hereof.

“Default Rate” shall have the meaning ascribed thereto in the preamble of this Note.

“Dilutive Issuance” shall have the meaning set forth in Section 6(c).

“Dilutive Issuance Notice” shall have the meaning set forth in Section 6(c).

“DTC” means the Depository Trust Company.

“DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer Program.

“DWAC Eligible” means that (a) the Common Stock is eligible at DTC for full services pursuant to DTC’s Operational Arrangements, including, without limitation, transfer through DTC’s Deposit and Withdrawal at Custodian (“DWAC”) service, (b) the Company has been approved (without revocation) by the DTC’s underwriting department, (c) the Transfer Agent is approved as an agent in the DTC/FAST Program, (d) the Conversion Shares are otherwise eligible for delivery via DWAC, and (e) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

“Equity Line ROFR Notice” shall have the meaning set forth in Section 3(b).

3

“Event of Default” shall have the meaning set forth in Section 7(a).

“Exchange Act” means, the Securities Exchange Act of 1934, as amended.

“Exempt Issuance” shall have the meaning set forth in Section 6(c).

“Delaware Courts” shall have the meaning set forth in Section 8(f).

“Fundamental Transaction” shall have the meaning set forth in Section 6(f).

“Guaranteed Interest” shall have the meaning ascribed thereto in the preamble of this Note.

“Late Fees” shall have the meaning set forth in Section 2(b).

“Mandatory Default Amount” means the payment of 120% of the outstanding Principal Amount of this Note and accrued and unpaid interest hereon, in addition to the payment of all other amounts, costs, expenses, and liquidated damages due in respect of this Note.

“Maturity Date” shall have the meaning ascribed thereto in the preamble of this Note.

“Monthly Payment” shall have the meaning ascribed thereto in the preamble of this Note.

“Monthly Payment Date” shall have the meaning ascribed thereto in the preamble of this Note.

“New Issuance Price” shall have the meaning set forth in Section 6(c).

“Note Register” shall have the meaning set forth in Section 2(a).

“Notice of Conversion” shall have the meaning set forth in Section 5(a).

“Original Issue Date” means the date of the first issuance of this Note, regardless of any transfers of this Note and regardless of the number of instruments that may be issued to evidence this Note.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Amount” shall have the meaning ascribed thereto in the preamble of this Note.

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to this Note, including any Conversion Shares issuable upon conversion in full of this Note (including Conversion Shares issuable as payment of Guaranteed Interest or other interest payable on this Note), ignoring any conversion limits set forth therein, and assuming that the Calculated Conversion Price is at all times on and after the date of determination 100% of the Calculated Conversion Price calculated utilizing the Trading Day immediately prior to the date of determination.

4

“ROFR Acceptance Notice” shall have the meaning set forth in Section 3(c).

“SEC” shall have the meaning set forth in Section 3(c).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 5(c)(ii).

“Successor Entity” shall have the meaning set forth in Section 6(f).

“Trading Market” shall mean any of the following:  New York Stock Exchange, NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTCQX® Best Market, the OTCQB® Venture Market, or the OTC Pink® Open Market.

“Trading Price” shall mean the lowest daily VWAP for the twenty (20) Trading Days preceding a Conversion Date.

“Variable Rate Transaction” means, either or both of (a) an “Equity Line of Credit” or similar agreement or (b) a Variable Priced Equity Linked Instrument.  For purposes hereof, (i) “Equity Line of Credit” means any transaction involving a written agreement between the Company and an investor or underwriter, whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at future determined price or price formula (other than customary “preemptive” or “participation” rights or “weighted average” or “full-ratchet” anti-dilution provisions or in connection with fixed-price rights offerings and similar transactions that are not Variable Priced Equity Linked Instruments) and (ii) “Variable Priced Equity Linked Instruments” means:  (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (1) at any conversion, exercise, or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security or (2) with a conversion, exercise, or exchange price that is subject to being reset on more than one occasion at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company’s Common Stock since date of initial issuance (other than customary “preemptive” or “participation” rights or “weighted average” or “full-ratchet” anti-dilution provisions or in connection with fixed-price rights offerings and similar transactions) and (B) any amortizing convertible security that amortizes prior to its maturity date, in which the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock that are valued at a price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security (whether or not such payments in shares of Common Stock are subject to certain equity conditions).

“VWAP” means, for or as of any date, the dollar volume-weighted average price for such security on the Trading Market (or, if the Trading Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function (set to weighted average) or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the OTC Markets Group Inc. marketplace for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by OTC Markets Group Inc.  If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.  All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization, or other similar transaction during such period.

5

Section 2.           Interest.

a)         Default Rate Interest Calculations.  Default Rate interest shall be calculated on the basis of a 360-day year, consisting of twelve (12) thirty (30)-calendar day periods, and shall accrue daily commencing on the Original Issue Date (without any offset for any pro rata amount of Guaranteed Interest for the relevant period) until payment in full of the outstanding Principal Amount, together with all accrued and unpaid Guaranteed Interest, Default Rate interest, liquidated damages and other amounts that may become due hereunder, has been made.  Default Rate interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”).

b)         Late Fees.  Any Monthly Payment not made on or before its respective Monthly Payment Date shall entail a late fee at the Default Rate (the “Late Fee”), which shall accrue daily from the date such interest is due hereunder through and including the date of actual payment in full.

c)         Prepayment.  Any or all of the Principal Amount and Guaranteed Interest may be pre-paid at any time and from time to time, in each case without penalty or premium,  Notwithstanding the above, in any such prepayment, payments will be applied first to any unpaid collection costs; then to any unpaid fees; then to any unpaid Default Rate interest; and any remaining amount shall be applied first to any unpaid Guaranteed Interest and then to any unpaid Principal Amount.

Section 3.        Right of First Refusal for Equity Line of Credit Transactions; Other Debt or Equity Financing.

a)         Grant of Equity Line of Credit Right of First Refusal.  The Company hereby unconditionally and irrevocably grants to the Holder a Right of First Refusal to be the exclusive Person in respect of any Equity Line of Credit transaction into which the Company shall enter during the twelve month period that commences on the Original Issue Date.

b)         Notice.  If, during the twelve month term that commenced on the Original Issue Date, the Company proposes to enter into any Equity Line of Credit transaction, then not less than ten (10) Trading Days in advance of such proposed entry, the Company shall provide notice thereof to the Holder (an “Equity Line ROFR Notice”).  Such Equity Line ROFR Notice shall contain the material terms and conditions (including price and form of consideration) of the proposed Equity Line of Credit transaction and the intended initial date thereof.

6

c)         Response by the Holder to the Equity Line ROFR Notice.  Within ten (10) Trading Days, the Holder shall notify the Company (the “ROFR Acceptance Notice”) that the Holder accepts all usual and customary terms set forth in the Equity Line ROFR Notice and, within twenty (20) Trading Days will prepare all relevant documents in respect thereof for execution and delivery by the Company; provided, however, that the Company’s outside counsel shall prepare the relevant Registration Statement to be filed with the Securities and Exchange Commission (the “SEC”), which shall be filed not later than forty-five(45) days after the Company has received such Holder-prepared documents.  Thereafter, the Company shall use commercially reasonable efforts to prosecute such registration statement to a declaration of effectiveness by the SEC.

d)         Grant of Other Debt or Equity Financing Right of First Refusal.  The Company hereby unconditionally and irrevocably grants to the Holder a Right of First Refusal to be the exclusive Person in respect of any debt or equity financing (a “Financing”) into which the Company shall enter during the twelve (12)-month period that commences on the Original Issue Date.

e)         Notice.  If, during the twelve (12)-month term that commenced on the Original Issue Date, the Company proposes to sell any debt or equity securities to any third party, then not less than ten (10) Trading Days in advance of such proposed sale, the Company shall provide notice thereof to the Holder (a “Financing ROFR Notice”).  Such Financing ROFR Notice shall contain the material terms and conditions (including price and form of consideration, all of which shall be usual and customary for transactions of such nature and magnitude) of the proposed Financing transaction.

f)          Response by the Holder to the Financing ROFR Notice.  Within ten (10) Trading Days, the Holder shall notify the Company (the “ROFR Acceptance Notice”) if the Holder accepts the terms set forth in the Financing ROFR Notice and, within fifteen (15) Trading Days will prepare all relevant documents in respect thereof for execution and delivery by the Company.  If the Holder shall not tender a ROFR Acceptance Notice to the Company within such thirty (30)-Trading Day period, then the Company may accept the terms contained therein and close such financing transaction; provided, however, that, if such financing transaction shall not close within forty-five (45) Trading Days of the expiration of the thirty (30)-Trading Day response period, then the Company shall not close such financing transaction without providing a new Financing ROFR Notice to the Holder, which will then re-start the ROFR Acceptance Notice period.

Section 4.           Registration of Transfers and Exchanges.

a)         Note Transfers.  This Note may be transferred or exchanged only in compliance with applicable federal and state securities laws and regulations.

b)         Reliance on Note Register.  Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on this Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

7

Section 5.           Conversion Solely Following an Event of Default.  AS PROVIDED IN THIS NOTE, THE PRINCIPAL AMOUNT AND THE GUARANTEED INTEREST UNDER THIS NOTE ARE ONLY CONVERTIBLE FOLLOWING AN EVENT OF DEFAULT, ALL AS SET FORTH IN MORE DETAIL HEREINBELOW.

a)         Event of Default Conversion.  At any time following an Event of Default under 7(a)(i), this Note shall become convertible, in whole or in part, into shares of Common Stock at the option of the Holder, at any time and from time to time thereafter (subject to the conversion limitations set forth in Section 5(d) hereof).  The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Annex A (each, a “Notice of Conversion”), specifying therein the Principal Amount and/or the Guaranteed Interest amount of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”).  If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder.  No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required.  To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire Principal Amount and Guaranteed Interest amount of this Note, plus all accrued and unpaid Default Rate interest thereon, has been so converted.  Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion.  The Holder and the Company shall maintain a Conversion Schedule showing the Principal Amount(s) converted and the date of such conversion(s).  The Company may deliver an objection to any Notice of Conversion within one (1) Business Day of delivery of such Notice of Conversion.  In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.  The Holder, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted Principal Amount of this Note may be less than the amount stated on the face hereof.

b)         Calculated Conversion Price; Alternative Conversion Price.  The conversion price of this Note is ninety percent (90%) per share of the lowest per-share Trading Price during the ten (10)-Trading Day period before the conversion (each, a “Calculated Conversion Price”).  In the event that, within 30 calendar days either before or after any conversion, the conversion price of which is based upon a Calculated Conversion Price, the Company consummates (in whole or in part) any financing (whether such financing is equity, equity-equivalent, or debt or any combination thereof and whether any portion of such financing is a derivative security) or for any other reason issues any shares of its Common Stock or any Common Stock Equivalents at a price less than the such most recent Calculated Conversion Price (the “Alternative Conversion Price”), regardless of when that note or instrument was originated, then, in respect of such conversion and at the option of the Holder, (i) if the conversion shall not then have yet occurred, then the Alternative Conversion Price shall be substituted for the Calculated Conversion Price and (ii) if the conversion shall already have occurred, then, within two Trading Days following the written request from the Holder therefor, the Company shall issue to the Holder that number of shares of Common Stock equivalent to the difference between the number of shares of Common Stock that had been issued using the Calculated Conversion Price and the number of shares of Common Stock that would have been issued using the Alternative Conversion Price.

8

c)         Mechanics of Conversion.

i.          Conversion Shares Issuable Upon Conversion of Principal Amount.  The number of Conversion Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the sum of the Principal Amount of this Note and all then unpaid interest of any nature to be concurrently converted by (y) the Calculated Conversion Price or the Alternative Conversion Price, as relevant.

ii.         Delivery of Certificate Upon Conversion.  Not later than two (2) Trading Days after each Conversion Date (the “Share Delivery Date”), the Company shall deliver, or cause to be delivered, to the Holder (A) a certificate or certificates representing the Conversion Shares which, on or after the date on which such Conversion Shares are eligible to be sold under Rule 144 without the need for current public information and the Company has received an opinion of counsel to such effect reasonably acceptable to the Company (which opinion the Company will be responsible for obtaining at the cost of the Holder) shall be free of restrictive legends and trading restrictions, representing the number of Conversion Shares being acquired upon the conversion of this Note.  All certificate or certificates required to be delivered by the Company under this Section 5(c) shall be delivered electronically through the DTC or another established clearing corporation performing similar functions.  If the Conversion Date is prior to the date on which such Conversion Shares are eligible to be sold under Rule 144 without the need for current public information the Conversion Shares shall bear a restrictive legend in the following form, as appropriate:

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

9

Notwithstanding the foregoing, commencing on such date that the Conversion Shares are eligible for sale under Rule 144 subject to current public information requirements, the Company, upon request and at the expense of the Company, shall obtain a legal opinion to allow for such sales under Rule 144.

iii.        Failure to Deliver Certificates.  If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return to the Company the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

iv.        Obligation Absolute; Partial Liquidated Damages.  The Company’s obligations to issue and deliver the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder.  In the event the Holder of this Note shall elect to convert any or all of the outstanding principal or interest amount hereof, the Company may not refuse conversion based on any claim that the Holder or anyone associated or affiliated with the Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and or enjoining conversion of all or part of this Note shall have been sought.  If the injunction is not granted, the Company shall promptly comply with all conversion obligations herein.  If the injunction is obtained, the Company must post a surety bond for the benefit of the Holder in the amount of 150% of the outstanding Principal Amount of this Note, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to the Holder to the extent it obtains judgment.  In the absence of seeking such injunction, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion.  If the Company fails for any reason to deliver to the Holder such certificate or certificates pursuant to Section 5(c)(ii) by the Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, $1,000 per Trading Day for each Trading Day after such Share Delivery Date until such certificates are delivered or Holder rescinds such conversion.  Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 7 hereof for the Company’s failure to deliver Conversion Shares within the period specified herein and the Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.  The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

10

v.         Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion.  In addition to any other rights available to the Holder, if the Company fails for any reason to deliver to the Holder such certificate or certificates by the Share Delivery Date pursuant to Section 5(c)(ii), and if after such Share Delivery Date the Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to the Holder (in addition to any other remedies available to or elected by the Holder) the amount, if any, by which (x) the Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that the Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of the Holder, either reissue (if surrendered) this Note in a principal amount equal to the principal amount of the attempted conversion (in which case such conversion shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued if the Company had timely complied with its delivery requirements under Section 5(c)(ii).  For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of this Note with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay the Holder $1,000.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof.

vi.        Reservation of Shares Issuable Upon Conversion.  The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock a number of shares of Common Stock at least equal to 400% of the Required Minimum (the “Reserve Amount”) for the sole purpose of issuance upon conversion of this Note and payment of interest on this Note, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of this Note).  The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable. The Investor may request from the Transfer Agent directly  to increase the reserve shares without any further instruction from the Company, and the Transfer Agent will be obligated to increase the reserve shares without any further instruction from the Company. The Investor will inform the Company of every increase in reserve. Additionally the Company will authorize and instruct the Transfer Agent to comply with any requests for information by the Noteholder. This will include but is not limited to the number of shares issued and outstanding, and any conversions or share issuances processed in the thirty day window both before and after any conversion by the note holder.

11

vii.       Fractional Shares.  No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note.  As to any fraction of a share of Common Stock that the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Calculated Conversion Price or the Alternative Conversion Price, as relevant, or round up to the next whole share.

viii.      Transfer Taxes and Expenses.  The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.  The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion.

12

d)         Holder’s Conversion Limitations.  The Company shall not effect any conversion of principal and/or interest of this Note, and a Holder shall not have the right to convert any principal and/or interest of this Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder’s Affiliates, and any Persons acting as a group together with the Holder or any of the Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below).  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Principal Amount of this Note beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other notes) beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 5(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  To the extent that the limitation contained in this Section 5(d) applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which Principal Amount of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder’s determination of whether this Note may be converted (in relation to other securities owned by the Holder together with any Affiliates) and which Principal Amount of this Note is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination.  In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 5(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following:  (i) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note held by the Holder.  The Holder, upon not less than sixty-one (61) days’ prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 5(d), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Note held by the Holder and the Beneficial Ownership Limitation provisions of this Section 5(d) shall continue to apply.  Any such increase or decrease will not be effective until the sixty-first (61st) calendar day after such notice is delivered to the Company.  The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 5(d) to correct this paragraph (or any portion hereof) that may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation.  The limitations contained in this paragraph shall apply to a successor holder of this Note.

Section 6.           Certain Adjustments.

a)         Stock Dividends and Stock Splits.  If the Company, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of, or payment of interest on, this Note), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Calculated Conversion Price or the Alternative Conversion Price, as relevant, shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, or re-classification.

13

b)         Dilution.  The Company specifically acknowledges that its obligation to issue shares of Common Stock is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

c)         Subsequent Equity Sales.  If, at any time while this Note is outstanding, the Company enters into (without the prior written consent of the Holder) a Variable Rate Transaction involving the sale or grant of any option to purchase, or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at a determinable effective price per share that is lower than the then-Calculated Conversion Price or Alternative Conversion Price, as relevant (such lower price, the “Base Conversion Price”; and, such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued as part of such Variable Rate Transaction shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices, or otherwise, or due to warrants, options, or rights per share that are issued in connection with such issuance, be entitled to receive shares of Common Stock at a determinable effective price per share that is lower than the then-Calculated Conversion Price or Alterative Conversion Price, as relevant, such issuance shall be deemed to have occurred for less than the Calculated Conversion Price or Alterative Conversion Price, as relevant, on such date of the Dilutive Issuance), then, immediately upon the Company’s entry into such Variable Rate Transaction, the then-Calculated Conversion Price or Alterative Conversion Price, as relevant, shall be reduced to an amount equal to the New Issuance Price (the “New Issuance Price”).

If and whenever on or after the Original Issue Date, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock, excluding shares of Common Stock underlying this Note, for a consideration per share less than the Calculated Conversion Price or Alterative Conversion Price, as relevant, in effect immediately prior to such issuance or sale (the “Applicable Price” ), then immediately after such issue or sale the Calculated Conversion Price or Alterative Conversion Price, as relevant, then in effect shall be reduced to an amount equal to the New Issuance Price.

Upon the occurrence of the imposition of a New Issuance Price, the Company shall promptly send to the Holder a notice (a “Dilutive Issuance Notice”).  For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 6(c), upon the occurrence of any Dilutive Issuance and following an Event of Default, the Holder is entitled to receive a number of Conversion Shares based upon the lower of the New Issuance Price or the Calculated Conversion Price or the Alternative Conversion Price, as relevant, on or after the date of such Dilutive Issuance, regardless of whether the Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

14

d)         Subsequent Rights Offerings.  In addition to any adjustments pursuant to Section 6(a) above, if at any time the Company grants, issues, or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then following an Event of Default the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights that the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e)         Pro Rata Distributions.  During such time as this Note is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Note, then, in each such case and following an Event of Default, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Note (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

15

f)          Fundamental Transaction.  If, at any time while this Note is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance, or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender, or exchange their shares for other securities, cash or property and has been accepted by the holders of fifty percent (50%) or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than fifty percent (50%) of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each, a “Fundamental Transaction”), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive following an Event of Default, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 5(d) on the conversion of this Note), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 5(d) on the conversion of this Note).  For purposes of any such conversion, the determination of the Calculated Conversion Price or the Alternative Conversion Price, as relevant, shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Calculated Conversion Price or the Alternative Conversion Price, as relevant, among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash, or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction.  The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Note and any document ancillary hereto, in accordance with the provisions of this Section 6(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Note, deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note that is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Note (without regard to any limitations on the conversion of this Note) prior to such Fundamental Transaction, and with a conversion price that applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Note immediately prior to the consummation of such Fundamental Transaction), and that is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that, from and after the date of such Fundamental Transaction, the provisions of this Note referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein.

16

g)           Calculations.  All calculations under this Section 6 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 6, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

h)            Notice to the Holder.

i.          Adjustment to Calculated Conversion Price.  Whenever the Calculated Conversion Price is adjusted pursuant to any provision of this Section 6, the Company shall promptly deliver to the Holder a notice setting forth the Calculated Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.          Notice to Allow Conversion by the Holder.  If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be delivered to the Holder at its last address as it shall appear upon this Note Register, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights, or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.  To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.  The Holder shall remain entitled to convert this Note during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

17

Section 7.            Events of Default.

a)         “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule, or regulation of any administrative or governmental body):

i.          any default in the payment of any Principal Amount, Guaranteed Interest, or any other interest due hereunder, when due, which failure is not cured within five (5) calendar days after such failure;

ii.         the Company shall fail to observe or perform any other covenant, provision, or agreement contained in this Note (and other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion, which breach is addressed in clause (x) below) and is not cured, if possible to cure, within the earlier to occur of (A) three (3) Trading Days after notice of such failure sent by the Holder or by any other Holder to the Company and (B) three (3) Trading Days after the Company has become or should have become aware of such failure;

iii.        Except as to any condition present as of the Original Issue Date, a default or event of default of any other material agreement, lease, document, or instrument to which the Company is obligated (and not covered by clause (vi) below);

iv.        any representation or warranty made in this Note, any written statement pursuant hereto or any other report or financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

v.         the Company (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event;

vi.       the Company shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement, or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $100,000 whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

vii.       the Common Stock shall no longer be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within three (3) Trading Days of the transfer of shares of Common Stock through the DWAC System is no longer available or “chilled”;

18

viii.     the Company shall be a party to any Change of Control Transaction or Fundamental Transaction (A) without first giving the Holder ten (10) days’ prior written notice of the closing of such Change of Control Transaction or Fundamental Transaction and (B) prior to or simultaneous with the closing of such Change of Control Transaction or Fundamental Transaction, the Holder is not repaid in accordance with Section 2(d) herein;

ix.       From and after the six-month anniversary of the Original Issuance Date, the Company does not meet the current public information requirements under Rule 144;

x.        the Company shall fail for any reason to deliver certificates to a Holder prior to the third (3rd) Trading Day after a Conversion Date pursuant to Section 5(c) or the Company shall provide at any time notice to the Holder, including by way of public announcement, of the Company’s intention to not honor requests for conversions of this Note in accordance with the terms hereof;

xi.        From and after the six-month anniversary of the Original Issuance Date, the Company fails to file with the Commission any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable);

xii.       the Company shall:  (i) apply for or consent to the appointment of a receiver, trustee, custodian, or liquidator of it or any of its properties; (ii) admit in writing its inability to pay its debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of any other jurisdiction or foreign country; or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (vi) take or permit to be taken any action in furtherance of or for the purpose of effecting any of the foregoing;

xiii.       if any order, judgment, or decree shall be entered, without the application, approval, or consent of the Company , by any court of competent jurisdiction, approving a petition seeking liquidation or reorganization of the Company, or appointing a receiver, trustee, custodian, or liquidator of the Company , or of all or any substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) calendar days;

xiv.      the occurrence of any levy upon or seizure or attachment of, or any uninsured loss of or damage to, any property of the Company having an aggregate fair value or repair cost (as the case may be) in excess of $100,000 individually or in the aggregate, and any such levy, seizure or attachment shall not be set aside, bonded, or discharged within thirty (30) days after the date thereof;

xv.       the Company shall fail to maintain the Reserve Amount; or

19

xvi.      any monetary judgment, writ or similar final process shall be entered or filed against the Company, or any of their respective property or other assets for more than $100,000, and such judgment, writ or similar final process shall remain unvacated, unbonded, or unstayed for a period of forty-five (45) calendar days.

b)         Remedies upon Event of Default.  Subject to the Beneficial Ownership Limitation as set forth in Section 5(d), if any Event of Default occurs, then the outstanding Principal Amount of this Note, the outstanding Guaranteed Interest amount of this Note, plus accrued but unpaid Default Rate interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable at the Holder’s option, in cash or in shares of Common Stock, at the Mandatory Default Amount.  After the occurrence of any Event of Default that results in the eventual acceleration of this Note, in addition to the Guaranteed Interest rate on this Note, shall accrue at the lesser of the Default Rate or the maximum rate permitted under applicable law.  Upon the payment in full of the Mandatory Default Amount in cash or in shares of Common Stock, the Holder shall promptly surrender this Note to or as directed by the Company.  In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest, or other notice of any kind (other than the Holder’s election to declare such acceleration), and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of this Note until such time, if any, as the Holder receives full payment pursuant to this Section 7(b).  No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 8.             Miscellaneous.

a)         Issuance of Shares of Common Stock.  As an additional inducement to the Holder purchasing this Note, and in connection with the Company selling and issuing this Note, the Company shall, as of the Original Issue Date and for no additional consideration, issue to the Holder an aggregate of three hundred thousand  (300,000) shares of Common Stock, which shares, upon their issuance shall be duly authorized, fully paid, and non-assessable.  Instead of a delivery of the certificate required to be delivered under this Section 8(a), the Company shall cause its transfer agent to record such shares in electronic book entry format on its books and records and provide a statement to the Holder documenting such notation.  Notwithstanding the above, if a certificate is delivered in respect thereof, until the shares of Common Stock represented thereby are eligible to be sold under Rule 144 without the need for current public information such certificate shall bear a restrictive legend in the following form:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

20

Notwithstanding the foregoing, commencing on such date that the Conversion Shares are eligible for sale under Rule 144 subject to current public information requirements, the Company, upon request and at the expense of the Company, shall obtain a legal opinion to allow for such sales under Rule 144.

b)         Irrevocable Transfer Agent Letter.  On or before the Original Issue Date, the Company shall execute and deliver to the Company’s transfer agent and shall have the Company’s transfer agent counter-execute and deliver a standard transfer agent letter, reserving an amount of shares of Common Stock not less than four (4) times the number of Conversion Shares required for full conversion hereunder (which number shall be calculated as if there were a default by the Company hereunder), which letter shall also provide that the Holder may, from time to time, without any further instruction from the Company, cause such number to be increased, as calculated and, therefore, required.  Further, the Company shall instruct its transfer agent to advise the Holder of any and all conversions or exercises of debt or equity securities within thirty (30) Trading Days of any “default conversion” by the Holder, and to advise the Holder of any information that he feels relevant to this transaction such as the current issued and outstanding number of shares etc.

c)         Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by e-mail or facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at 1200 Silver City Road PO Box 432 Silver City , UT 84628, or such other e-mail address, facsimile number, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 8(c).  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e‐mail or facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address, facsimile number, or address of the Holder appearing on the books of the Company, or if no such e-mail address, facsimile number, or address appears on the books of the Company, at the principal place of business of such Holder.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature page attached hereto prior to 12:00 noon (New York City time) on any date or is delivered by e-mail to the Holder’s e-mail address, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 12:00 noon (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

21

d)         Absolute Obligation.  Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct debt obligation of the Company.

e)         Lost or Mutilated Note.  If this Note shall be mutilated, lost, stolen, or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the Principal Amount of this Note so mutilated, lost, stolen, or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

f)          No Registration.  Neither this Note nor the Conversion Shares shall be registered pursuant to the Securities Act or the securities laws of any state and thus shall constitute “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act.  Neither this Note nor the Conversion Shares may be offered, sold, assigned, pledged, transferred, or otherwise disposed of in the absence of an effective registration statement under the Securities Act and applicable state securities laws or pursuant to an available exemption from registration under the Securities Act or such laws.

g)         Governing Law.  All questions concerning the construction, validity, enforcement, and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement, and defense of the transactions contemplated by this Note (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees, or agents) shall be commenced in the state and federal courts sitting in the City of Wilmington).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Note), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Delaware  Courts, or such Delaware Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.  If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation, and prosecution of such action or proceeding.

h)         Waiver.  Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note.  The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion.  Any waiver by the Company or the Holder must be in writing.

22

i)          Severability.  If any provision of this Note is invalid, illegal, or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.  The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension, or usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

j)          Remedies, Characterizations, Other Obligations, Breaches, and Injunctive Relief.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note.  The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein.  Amounts set forth or provided for herein with respect to payments, conversion, and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required.  The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

k)         Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

l)          Headings.  The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

23

m)        Use of Proceeds.  The principal amount of this Note shall be used by the Company only for capital expenditures, professional and administrative fees and expenses, and general corporate purposes.  Notwithstanding and in furtherance of the above, none of the principal amount of this Note shall be used for any financing or related activities.

(Signature Page follows)

24

   IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

Applied Minerals, Inc.

By:

Facsimile No. and email address for delivery of Notices:

25

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 10% Convertible Promissory Note, with an issue date of ____________________, of Applied Minerals, Inc. (the “Company”) into shares of common stock, par value $0.001 per share (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Companies in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Companies that its ownership of the Common Stock does not exceed the amounts specified under Section 5 of this Note, as determined in accordance with Section 13(d) of the Exchange Act.

   The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note to be Converted:

Payment of Interest in Common Stock __ yes __ no
If yes, $_____ of Interest Accrued on Account of Conversion at Issue.

Number of shares of Common Stock to be issued:

Signature:

Name:

Delivery Instructions:

ANNEX A

Schedule 1

CONVERSION SCHEDULE

This 10% Convertible Promissory Note, with an issue date of ______________________, in the original principal amount of $180,000 is issued by Applied Minerals, Inc. (the “Company”). This Conversion Schedule with respect to the Common Stock of the Company reflects conversions made under Section 5 of the above-referenced Note.

Dated:

Date of Conversion (or for first entry, Original Issue Date)	Amount of Conversion	Aggregate Principal Amount and Guaranteed Interest Remaining Subsequent to Conversion (or original Principal Amount)	Company’s Attest

SCHEDULE 1